Exhibit EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Blue Chip Growth Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Blue Chip Value Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Dividend Growth Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Growth & Income Portfolio (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity International Real Estate Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Leveraged Company Stock Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity OTC Portfolio (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of Fidelity Securities Fund: Fidelity Real Estate Income Fund (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: September 26, 2006

/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Dated: September 26, 2006

/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.